UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
September 28, 2010
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 1.01 Entry Into a Material Definitive Agreement.
Contribution, Conveyance and Assumption Agreement
     Targa Resources Partners LP (the “Partnership”) previously announced that it had entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Targa Versado Holdings LP (the “Seller”), pursuant to which the Seller has agreed to sell to the Partnership all of the member interests in Targa Capital LLC, a Delaware limited liability company (“Targa Capital”) (such member interests in Targa Capital being referred to as the “Purchased Interests”).
          Targa Capital owns a 76.7536% ownership interest in Venice Energy Services Company, L.L.C. (“VESCO”). VESCO owns and operates a natural gas gathering and processing business in Louisiana consisting of a coastal straddle plant and the business and operations of Venice Gathering System, L.L.C., a wholly owned subsidiary of VESCO that owns and operates an offshore gathering system and related assets (collectively, the “Business”).
     In accordance with the Purchase Agreement, on September 28, 2010, the Partnership, Targa North Texas GP LLC, an indirect, wholly-owned subsidiary of the Partnership (“TNT”), and the Seller entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) pursuant to which the Seller contributed the Purchased Interests to TNT in exchange for aggregate consideration of $175.6 million, subject to certain adjustments. The Partnership used cash, funded through borrowings under the Partnership’s senior secured revolving credit facility to fund the aggregate consideration for the Purchased Interests. The description of the Contribution Agreement is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     The board of directors of Targa Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), approved the acquisition of the Purchased Interests based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.
Relationships
     Each of the Seller, the Partnership, the General Partner and TNT are indirect subsidiaries of Targa Resources, Inc. (“Targa”). As a result, certain individuals, including officers and directors of Targa, serve as officers and/or directors of more than one of such entities. The General Partner, as the general partner of the Partnership, holds a 2% general partner interest and incentive distribution rights in the Partnership.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The descriptions under the headings “Contribution, Conveyance and Assumption Agreement” and “Relationships” under Item 1.01 are incorporated in this Item 2.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 2.01 by reference.
     The Partnership used cash, funded through borrowings under the Partnership’s senior secured revolving credit facility, to fund the $175.6 million consideration for the Purchased Interests. Affiliates of the following lenders under the Partnership’s senior secured revolving credit facility have performed from time to time and may be performing investment banking, advisory and other services for Targa and for the Partnership: Bank of America, N.A., The Royal Bank of Scotland PLC, Wells Fargo Bank, National Association, Barclays Bank PLC, Deutsche Bank Securities Inc., Deutsche Bank Trust Company Americas, Compass Bank, BNP Paribas, Citibank, N.A., JPMorgan Chase Bank, N.A., Royal Bank of Canada, ING Capital LLC, Sumitomo Mitsui Banking Corporation, Morgan Stanley Bank, N.A., UBS Loan Finance LLC, Comerica Bank, U.S. Bank National Association, Capital One, N.A., Raymond James Bank, FSB, Natixis, Credit Suisse AG, Cayman Islands Branch, Amegy Bank National Association, Caterpillar Financial Services Corporation and Goldman Sachs Bank USA.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of Targa Versado.
(1)	Financial statements of Targa Versado LP. The unaudited consolidated financial statements of Targa Versado LP as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(2)	Financial statements of Targa Versado LP. The audited consolidated financial statements of Targa Versado LP as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007 is filed as Exhibit 99.2 to this report and incorporated herein by reference.
(b)	Financial statements of Targa Venice (VESCO).
(1)	Financial statements of Targa Venice Operations. The unaudited consolidated financial statements of Targa Venice Operations as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 are filed as Exhibit 99.3 to this report and incorporated herein by reference.
(2)	Financial statements of Targa Venice Operations. The audited consolidated financial statements of Targa Venice Operations as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007 is filed as Exhibit 99.4 to this report and incorporated herein by reference.
(c)	Pro forma financial information.
(1)	The unaudited pro forma combined financial information of the Partnership, Targa Versado LP and Targa Venice Operations as of June 30, 2010 and for the six months ended June 30, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007 is filed as Exhibit 99.5 to this report and incorporated herein by reference.
(d)	Exhibits.

Exhibit No.	Description
10.1	Contribution, Conveyance and Assumption Agreement, dated September 28, 2010, by and among Targa Resources Partners LP, Targa Versado Holdings LP and Targa North Texas GP LLC.

23.1	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers on Audited Consolidated Financial Statements of Targa Versado LP and Audited Consolidated Financial Statements of Targa Venice Operations.

99.1	Unaudited consolidated financial statements of Targa Versado LP as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.2	Audited consolidated financial statements of Targa Versado LP as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007.

99.3	Unaudited consolidated financial statements of Targa Venice Operations as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.4	Audited consolidated financial statements of Targa Venice Operations as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007.

99.5	Unaudited Pro Forma Combined Financial Information of Targa Resources Partners LP, Targa Versado LP and Targa Venice Operations as of June 30, 2010 and for the six months ended June 30, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP
	By:	Targa Resources GP LLC, its general partner

Dated: October 4, 2010	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contribution, Conveyance and Assumption Agreement, dated September 28, 2010, by and among Targa Resources Partners LP, Targa Versado Holdings LP and Targa North Texas GP LLC.

23.1	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers on Audited Consolidated Financial Statements of Targa Versado LP and Audited Consolidated Financial Statements of Targa Venice Operations.

99.1	Unaudited consolidated financial statements of Targa Versado LP as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.2	Audited consolidated financial statements of Targa Versado LP as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007.

99.3	Unaudited consolidated financial statements of Targa Venice Operations as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.4	Audited consolidated financial statements of Targa Venice Operations as of December 31, 2009 and for the years ended December 31, 2009, 2008 and 2007.

99.5	Unaudited Pro Forma Combined Financial Information of Targa Resources Partners LP, Targa Versado LP and Targa Venice Operations as of June 30, 2010 and for the six months ended June 30, 2010 and 2009, and for the years ended December 31, 2009, 2008 and 2007.